REVOLVING CREDIT FACILITY	12 Months Ended
Dec. 31, 2023
Line of Credit Facility [Abstract]
REVOLVING CREDIT FACILITY
NOTE 9 – REVOLVING CREDIT FACILITY
In December 2015, the Company entered into a credit facility with PNC Bank, National Association (the “Credit Facility”). The facility provides for a revolving line of credit with a maximum borrowing amount totaling $60.0 million, as of December 31, 2023 and 2022.
On June 20, 2023, the Company entered into the Amended and Restated Revolving Credit, Security and Guaranty Agreement among Drilling Tools International, Inc., certain of its subsidiaries, Drilling Tools International Corporation and PNC Bank, National Association (the “Credit Facility Agreement”) that modified the terms of its previous agreement and related amendments. This amended agreement modified certain defined terms in the previous agreement, removed the $20.0 million unfunded capital expenditures requirement, removed the $9.0 million sublimit to the Company’s Canadian entity and changed the legal debtor from DTIH to DTIC. See Note 3,
Merger
for further discussion of the Merger.
For the year ended December 31, 2023, the interest on the amount drawn was based on SOFR or the bank’s base lending rate plus applicable margin (approximately 8.4% at December 31, 2023). The Credit Facility is collateralized by substantially all the assets of the Company and matures December 31, 2025.
As of December 31, 2023, there were no amounts drawn against the line of credit.
The Company is subject to various restrictive covenants associated with these borrowings including, but not limited to, a fixed charge ratio, and a minimum amount of undrawn availability. As of December 31, 2023, the Company was in compliance with all restrictive covenants.
Contingent Interest Embedded Derivative Liability
Under the Credit Facility Agreement, the interest rate will reset (the ‘Default Rate’) upon the event of a default and an additional 2% will be added to the base rate. The Company analyzed the Default Rate feature of the Credit Facility for derivative accounting consideration under ASC 815,
Derivatives and Hedging
, and determined the Default Rate met the definition of a derivative as it is a contingent interest feature. The Company also noted that the Default Rate feature (the ‘Default Rate Derivative’) required bifurcation from the host contract and was to be accounted for at fair value. In accordance with ASC
815-15,
the Company bifurcated the Default Rate feature of the note and determined the derivative is liability classified.
The Default Rate Derivative is treated as a liability, initially measured at fair value with subsequent changes in fair value recorded in earnings. Management has assessed the probability of occurrence for a non-credit
default event and determined the likelihood of a referenced event to be remote. Therefore, the estimated fair value of the Default Rate Derivative was negligible as of December 31, 2023 and 2022 and, therefore
, no amounts were recorded as of December 31, 2023 and 2022.